Exhibit 10.43

REINSTATEMENT AND SECOND AMENDMENT TO

SALES AGREEMENT AND JOINT ESCROW INSTRUCTIONS

THIS REINSTATEMENT AND SECOND AMENDMENT TO SALES AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) dated as of December 22, 2006, is entered into between KBS MIDLAND INDUSTRIAL PARK, LLC, a Delaware limited liability company (“Purchaser”), and DP INDUSTRIAL LLC, a Delaware limited liability company (“Seller”), with reference to the following recitals:

RECITALS

A. Seller and Purchaser are parties to that certain Sales Agreement and Joint Escrow Instructions dated December 15, 2006, entered into by and between Seller and KBS Capital Advisors LLC, a Delaware limited liability company (“Original Purchaser”), as amended by that certain First Amendment to Sales Agreement and Joint Escrow Instructions dated December 19, 2006, and as further amended by various email transmittals and as assigned by Original Purchaser to Purchaser (as amended and assigned, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. The Purchase Agreement has terminated in accordance with its terms arising out of Purchaser’s failure to have delivered a feasibility notice to Seller in accordance with the provisions of Section 4 of the Purchase Agreement.

C. Seller and Purchaser mutually desire to (i) reinstate the Purchase Agreement and (ii) amend the Purchase Agreement as provided below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Reinstatement of Purchase Agreement. The termination of the Purchase Agreement is hereby revoked and, except as expressly modified by this Amendment, the Purchase Agreement shall be, and hereby is, reinstated in its entirety and shall be in full force and effect as if the same had never been terminated.

2. Extension of Feasability Period; Expiration of Feasability Period; Feasibility Notice. The Feasibility Period shall be, and hereby is, extended to the date of this Amendment, and the execution and delivery of this Amendment by Purchaser shall be deemed Purchaser’s delivery to Seller of a feasibility notice in accordance with the terms and conditions of Section 4 of the Purchase Agreement, and Purchaser shall no longer have the right to terminate the Purchase Agreement under Section 4 of the Purchase Agreement.

3. Extension of Closing Date. The Closing Date shall be, and hereby is, extended to 2:00 p.m., Atlanta, Georgia time on December 22, 2006.

4. Deposit. Purchaser acknowledges and agrees that Purchaser has delivered the Deposit to the Escrow Agent and that the Deposit shall be governed by the terms of the Purchase Agreement.

5. No Other Amendments; This Amendment Governs and Controls. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Purchase Agreement, the provisions of this Amendment shall govern and control.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the day and year first above written.

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SELLER

DP Industrial LLC, a Delaware limited liability company

By:	DP Venture CO. LLC, a Delaware limited liability company, its Manager

	By:	DP Investors Co, LLC, a Delaware limited liability company, its Managing Member

		By:	/s/ Michael C. Dermody
Michael C. Dermody,
Its: Managing Member

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PURCHASER

KBS MIDLAND INDUSTRIAL PARK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION VI, LLC, a Delaware limited liability company, its sole member

	By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, general partner

			By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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